Mainland China Employee Contribution Plan	12 Months Ended
Dec. 31, 2025
Mainland China Employee Contribution Plan [Abstract]
MAINLAND CHINA EMPLOYEE CONTRIBUTION PLAN
13.	MAINLAND CHINA EMPLOYEE CONTRIBUTION PLAN

As stipulated by the regulations of the PRC, full-time employees of the Group in the PRC participate in a government-mandated multiemployer defined contribution plan organized by municipal and provincial governments. Under the plan, certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The Group is required to make contributions to the plan based on certain percentages of employees’ salaries. The total expenses for the plan from continuing operations were $749, $737 and $265 and from discontinued operations were nil, nil and nil for the years ended December 31, 2023, 2024 and 2025, respectively.